Equity Method Investments	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
6.	Equity Method Investments

a)	Bahrain LNG Joint Venture

On December 2, 2015, the Partnership entered into an agreement with National Oil & Gas Authority (or Nogaholding), Samsung C&T (or Samsung) and Gulf Investment Corporation (or GIC) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The Bahrain LNG Joint Venture is a joint venture between Nogaholding (30%), the Partnership (30%), Samsung (20%) and GIC (20%). The project will include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of eight hundred million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing in mid-2018 with a fully-built up cost of approximately $872.0 million, which will be funded by the Bahrain LNG Joint Venture through a combination of equity capital and project-level debt through a consortium of regional and international banks. The Partnership will supply a floating storage unit (or FSU) in connection with this project, which will be modified specifically from one of the Partnership’s nine MEGI LNG carrier newbuildings ordered from Daewoo Shipbuilding & Marine Engineering Co. (or DSME) (see Note 14a), through a twenty year time-charter contract with the Bahrain LNG Joint Venture.

b)	Yamal LNG Joint Venture

On July 9, 2014, the Partnership, through a new 50/50 joint venture with China LNG (or the Yamal LNG Joint Venture), ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). The Yamal LNG Project is a joint venture between Russia-based Novatek OAO (60%), France-based Total S.A. (20%) and China-based China National Petroleum Corporation (or CNPC) (20%), and will consist of three LNG trains with a total expected capacity of 16.5 million metric tons of LNG per annum and is currently scheduled to start-up in early-2018. The six 172,000-cubic meter ARC7 LNG carrier newbuildings will be constructed by Daewoo Shipbuilding & Marine Engineering Co. (or DSME), of South Korea, for a total fully built-up cost of approximately $2.1 billion. The vessels, which will be constructed with maximum 2.1 meter icebreaking capabilities in both the forward and reverse directions, are scheduled to deliver at various times between the first quarter of 2018 and first quarter of 2020. Upon their deliveries, the six LNG carriers will each operate under fixed-rate time-charter contracts with Yamal Trade Pte. Ltd. until December 31, 2045, plus extension options.

As at December 31, 2015, the Partnership has contributed $96.9 million of capital to the Yamal LNG Joint Venture to fund its newbuilding installments (December 31, 2014 – $95.3 million), representing the Partnership’s proportionate share (see Note 7b).

c)	BG Joint Venture

On June 27, 2014, the Partnership acquired from BG its ownership interests in four 174,000-cubic meter Tri-Fuel Diesel Electric LNG carrier newbuildings, which will be constructed by Hudong-Zhonghua Shipbuilding (Group) Co., Ltd. in China for an estimated total fully built-up cost to the joint venture of approximately $1.0 billion. Through this transaction, the Partnership has a 30% ownership interest in two LNG carrier newbuildings and a 20% ownership interest in the remaining two LNG carrier newbuildings (collectively, the BG Joint Venture). The vessels upon delivery, which are scheduled between September 2017 and January 2019, will each operate under 20-year fixed-rate time-charter contracts, plus extension options with Methane Services Limited, a wholly-owned subsidiary of BG. As compensation for BG’s ownership interest in these four LNG carrier newbuildings, the Partnership assumed BG’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. The Partnership estimates it will incur approximately $38.7 million of costs to provide these services, of which BG has agreed to pay a fixed amount of $20.3 million. The Partnership estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from BG was $16.5 million. As at December 31, 2015, the carrying value of the service obligation of $29.7 million (December 31, 2014 – $33.7 million) is included in both the current portion of in-process contracts and in-process contracts and the carrying value of the receivable from BG of $16.5 million (December 31, 2014 – $17.1 million) is included in both accounts receivable and other assets in the Partnership’s consolidated balance sheet.

The excess of the Partnership’s investment in the BG Joint Venture over the Partnership’s share of the underlying carrying value of net assets acquired was approximately $16.8 million in accordance with the final purchase price allocation. This basis difference has been allocated notionally to the ship construction support agreements and the time-charter contracts. The Partnership accounts for its investment in the BG Joint Venture using the equity method.

As at December 31, 2015, to fund its newbuilding installments, the BG Joint Venture has drawn $89.0 million (December 31, 2014 – $53.7 million) from its $787.0 million long-term debt facility and received $8.6 million of capital contributions from the Partnership (December 31, 2014 – $3.8 million), representing the Partnership’s proportionate share.

d)	Exmar LPG Joint Venture

In February 2013, the Partnership entered into a 50/50 joint venture agreement with Belgium-based Exmar NV (or Exmar) to own and charter-in LPG carriers with a primary focus on the mid-size gas carrier segment. The joint venture entity, called Exmar LPG BVBA (or the Exmar LPG Joint Venture), took economic effect as of November 1, 2012 and, as of December 31, 2015, included 20 owned LPG carriers (including seven newbuilding carriers scheduled for delivery between 2016 and 2018) and two in-chartered LPG carriers. For its 50% ownership interest in the joint venture, including newbuilding payments made prior to the November 1, 2012 economic effective date of the joint venture, the Partnership invested $133.1 million in exchange for equity and a shareholder loan and assumed approximately $108 million of its pro rata share of existing debt and lease obligations as of the economic effective date. These debt and lease obligations are secured by certain vessels in the Exmar LPG Joint Venture fleet. The Partnership also paid a $2.7 million acquisition fee to Teekay Corporation that was recorded as part of the investment in Exmar LPG Joint Venture (see Note 12f). The excess of the book value of net assets acquired over Teekay LNG’s investment in the Exmar LPG Joint Venture, which amounted to approximately $6.0 million, has been accounted for as an adjustment to the value of the vessels, charter agreements and lease obligations of the Exmar LPG Joint Venture and recognition of goodwill, in accordance with the final purchase price allocation. Control of the Exmar LPG Joint Venture is shared equally between Exmar and the Partnership. The Partnership accounts for its investment in the Exmar LPG Joint Venture using the equity method.

In June 2015, the Exmar LPG Joint Venture completed refinancing its existing debt facility by entering into a $460.0 million long-term debt facility bearing interest at a rate of LIBOR plus 1.90%, maturing in 2021. The Partnership has guaranteed its 50% share of the secured loan facility in the Exmar LPG Joint Venture and, as a result, recorded a guarantee liability of $1.7 million. The carrying value of the guarantee liability as at December 31, 2015 was $1.5 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. In addition, during 2015, the Exmar LPG Joint Venture entered into three interest rate swap agreements with an aggregate notional amount of $375.7 million, which amortize quarterly over the term of the interest rate swap agreements to $161.2 million at maturity. The interest rate swap agreements exchange the receipts of LIBOR-based interest for the payments of a fixed rate ranging from 1.69% to 1.84% excluding the margin. These interest rate swap agreements have been designated as a qualifying cash flow hedging instruments for accounting purposes. The Exmar LPG Joint Venture uses the same accounting policy for qualifying cash flow hedging instruments as the Partnership.

e)	Teekay LNG-Marubeni Joint Venture

The Partnership has a 52% ownership interest in the joint venture between Marubeni Corporation and the Partnership (or the Teekay LNG-Marubeni Joint Venture), which owns six LNG carriers. Since control of the Teekay LNG-Marubeni Joint Venture is shared jointly between Marubeni and the Partnership, the Partnership accounts for its investment in the Teekay LNG-Marubeni Joint Venture using the equity method. From June to July 2013, the Teekay LNG Marubeni Joint Venture completed the refinancing of its short-term loan facilities by entering into separate long-term debt facilities totaling approximately $963 million. These debt facilities mature between 2017 and 2030. The Partnership has guaranteed its 52% share of the secured loan facilities of the Teekay LNG-Marubeni Joint Venture and, as a result, recorded a guarantee liability of $0.7 million. The carrying value of the guarantee liability as at December 31, 2015 was $0.2 million (December 31, 2014 was $0.4 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets.

In July 2013, the Teekay LNG-Marubeni Joint Venture entered into an eight-year interest rate swap agreement with a notional amount of $160.0 million, which amortizes quarterly over the term of the interest rate swap agreement to $70.4 million at maturity. The interest rate swap agreement exchanges the receipt of LIBOR-based interest for the payment of a fixed rate of interest of 2.20% in the first two years and 2.36% in the last six years. This interest rate swap agreement has been designated as a qualifying cash flow hedging instrument for accounting purposes. The Teekay LNG-Marubeni Joint Venture uses the same accounting policy for qualifying cash flow hedging instruments as the Partnership uses.

One of Teekay LNG-Marubeni Joint Venture’s loan facilities for four of its six LNG carriers contains mandatory prepayment provisions upon early termination of a charter and requires the borrower to maintain a specific debt service coverage ratio. One of the joint venture’s vessels, the Magellan Spirit, had a grounding incident in January 2015 and the charterer subsequently claimed to terminate the charter, claimed that vessel was off-hire for more than 30 consecutive days during the first quarter of 2015, which in the view of the charterer, permitted the charterer to terminate the charter contract, which it did in late-March 2015. In June 2015, the lenders waived the mandatory prepayment provision in relation to the Magellan Spirit and the debt service coverage ratio covenant for the loan facility. Both waivers are for the remaining term of the facility. In return, the Teekay LNG-Marubeni Joint Venture funded an earnings account, which is collateral for the loan facility, with $7.5 million and prepaid $30.0 million of the loan facility. These amounts were funded by the Partnership and Marubeni Corporation based on their respective ownership percentages.

f)	Excalibur and Excelsior Joint Ventures

The Partnership has ownership interests ranging from 49% to 50% in its joint ventures with Exmar (or the Excalibur Joint Venture and the Excelsior Joint Venture) which own two LNG carriers that are chartered out under long term contracts. In February 2015, the Excalibur and Excelsior Joint Ventures completed refinancing existing debt facilities by entering into a $172.8 million long-term debt facility bearing interest at a rate of LIBOR plus 2.75%, maturing in 2019. The Partnership has guaranteed its 50% share of the secured loan facilities of the Excalibur and Excelsior Joint Ventures and, as a result, recorded a guarantee liability of $0.4 million. The carrying value of the guarantee liability as of December 31, 2015 was $0.3 million and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. In addition, the Excalibur and Excelsior Joint Ventures entered into four-year interest rate swap agreements with an aggregate notional amount of $172.8 million, which amortizes quarterly over the term of the interest rate swap agreements to $133.4 million at maturity. These interest rate swap agreements exchange the receipt of LIBOR-based interest for the payment of a fixed rate of interest of 1.46% excluding the margin. These interest rate swap agreements have been designated as qualifying cash flow hedging instruments for accounting purposes. The Excalibur and Excelsior Joint Ventures use the same accounting policy for qualifying cash flow hedging instruments as the Partnership.

g)	Angola Joint Venture

The Partnership has a 33% ownership interest in four 160,400-cubic meter LNG carriers (or the Angola LNG Carriers or Angola Joint Venture). The Angola LNG Carriers are chartered at fixed rates, subject to inflation adjustments, to Angola LNG Supply Services LLC for a period of 20 years from the date of delivery from the shipyard, with two five year options for the charterer to extend the charter contract and are classified as direct financing leases.

h)	RasGas 3 Joint Venture

The Partnership has a 40% ownership interest in the Teekay Nakilat (III) Corporation (or the RasGas 3 Joint Venture), which owns four LNG carriers that are chartered out under long-term contracts that are classified as direct financing leases.

These joint ventures are accounted for using the equity method. The RasGas 3 Joint Venture, the Excelsior Joint Venture, the Angola Joint Venture and the Yamal LNG Joint Venture are considered variable interest entities; however, the Partnership is not the primary beneficiary and consolidation of these entities with the Partnership is not required. The Partnership’s maximum exposure to loss as a result of its investment in the RasGas 3 Joint Venture, the Excelsior Joint Venture, the Angola LNG Joint Ventures and the Yamal LNG Joint Venture is the amount it has invested and advanced in these joint ventures, which are $161.4 million, $49.0 million, $58.2 million and $99.9 million respectively, as at December 31, 2015. In addition, the Partnership guarantees its portion of the Excelsior Joint Venture’s debt of $47.5 million and the Angola Joint Ventures’ debt and swaps of $272.0 million and guarantee for charter termination of $1.2 million.

The following table presents aggregated summarized financial information assuming a 100% ownership interest in the Partnership’s equity method investments and excluding the impact from purchase price adjustments arising from the acquisition of Exmar LPG BVBA, the Excalibur and Excelsior Joint Ventures and the BG Joint Venture. The results included the Excalibur and Excelsior Joint Venture, the RasGas 3 Joint Venture, the Angola Joint Ventures, the Exmar LPG Joint Venture from February 2013, the BG Joint Venture from June 2014 and the Yamal LNG Joint Venture from July 2014.

	As at December 31,
	2015	2014
	$	$
Cash and restricted cash	281,943	287,207
Other assets – current	77,861	137,055
Vessels and equipment	2,343,397	2,243,381
Net investments in direct financing leases – non-current	1,813,991	1,850,279
Other assets – non-current	22,120	14,515

Current portion of long-term debt and obligations under capital lease	166,522	435,272
Other liabilities – current	97,405	125,787
Long-term debt and obligations under capital lease	2,583,721	2,321,562
Other liabilities – non-current	381,213	390,467

	Years ended December 31,
	2015 $	2014 $	2013 $
Voyage revenues	596,093	640,105	625,414
Income from vessel operations	302,731	398,836	335,062
Realized and unrealized (loss) gain on derivative instruments	(25,108)	(52,938)	16,334
Net income	203,280	267,990	277,096

Certain of the comparative figures have been adjusted to conform to the presentation adopted in the current year (see Note 2).